UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020
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Dynatronics Corporation
(Exact name of registrant as specified in its charter)

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Utah	0-12697	87-0398434
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification Number)

1200 Trapp Rd, Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)
(801) 568-7000
(Registrant’s telephone number, including area code)

7030 Park Centre Dr., Cottonwood Heights, Utah 84121
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	DYNT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Resignation of Principal Financial Officer.

On March 23, 2020, Dynatronics Corporation (the “Company” or “Dynatronics”) announced the resignation of David A. Wirthlin as Chief Financial Officer (Principal Financial Officer) of the Company. Mr. Wirthlin is leaving the Company to pursue other opportunities. Mr. Wirthlin joined Dynatronics as its Chief Financial Officer in 2016. Pursuant to its compensation arrangement with him, the Company will pay Mr. Wirthlin separation pay equal to six months of base pay, or a total of approximately $97,100, subject to his execution of a separation and release agreement. Mr. Wirthlin is expected to provide transition services to the Company, which will include assisting in a smooth transition of his responsibilities and actively working for the Company until a date to be mutually determined by Mr. Wirthlin and the Company’s Board of Directors (the “Board”). Mr. Wirthlin’s departure is not due to a dispute or disagreement with the Company.

(c)
Appointment of Principal Financial Officer and Principal Accounting Officer.

New Principal Financial Officer. On March 23, 2020, the Company announced the hiring of John A. Krier and his appointment as Chief Financial Officer (Principal Financial Officer) of the Company, succeeding David A. Wirthlin. Prior to joining the Company, Mr. Krier served as Vice President of Marketing from March 2014 to November 2019 of Breg, Inc., a global medical device company. From December 2019 until his hiring by the Company, Mr. Krier provided consulting services to Breg. Prior to joining Breg, Inc., Mr. Krier was President of Viscent, LLC, an orthopedic bracing supplier, from September 1, 2009 through October 1, 2012, and Executive Consultant to the Chief Executive Officer and Board of Directors from October 2012 through September 2013. Mr. Krier holds a B.S. degree in Business Administration from the University of South Dakota.

In connection with Mr. Krier’s hiring, the Company and Mr. Krier entered into a letter agreement containing the basic terms of his employment by the Company as an at-will employee. Mr. Krier will receive an annual base salary of $230,000 and will be eligible for an annual cash bonus payment equal to up to $40,250 and an annual equity award of restricted stock units, or RSUs, up to a maximum value of $40,250. In addition, Mr. Krier will be granted a stock option for the purchase of 35,000 shares of the Company’s common stock, vesting over a four-year period with one-fourth of the shares vesting annually on the anniversary of the grant date. As an at-will employee, Mr. Krier’s employment may be terminated at any time by the Company. As a condition of his employment, Mr. Krier will enter into a confidentiality and non-compete agreement that prohibits him from working for a competitor of the Company for a twelve-month period following the termination of his employment.

Mr. Krier will continue to provide limited consulting services to Breg through April 2021. The Audit Committee of the Board has determined that Mr. Krier’s consulting services to Breg will not conflict with the interests of the Company or his duties at Dynatronics and that Mr. Krier will be able to focus his full time and resources to Dynatronics as Chief Financial Officer.

Mr. Krier is not a party to any agreement or transaction that would require disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Krier and any director or executive officer of the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K (17 CFR 229.401(d) and 229.404(a)).

New Principal Accounting Officer. The Company announced that its Corporate Controller, Skyler Black, has been appointed as the Company’s Principal Accounting Officer, effective March 23, 2020.  Mr. Black has served as the Corporate Controller for Dynatronics since January 2018.  Prior to joining the Company, Mr. Black held the position of Senior Manager at PricewaterhouseCoopers, LLP from July 2014 to January 2018. Mr. Black holds a B.S. degree in accounting from Brigham Young University - Idaho.  He received his CPA license in 2008 in Nevada and currently holds an active license in Colorado. There are no changes to Mr. Black’s compensation arrangements in connection with this appointment. Mr. Black has no familial relationships or related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K (17 CFR 229.401(d) and 229.404(a)) in connection with his appointment described above.

Item 7.01 Regulation FD Disclosure.

On March 23, 2020, the Company issued a press release announcing the appointment of Mr. Krier and resignation of Mr. Wirthlin, as well as the designation of its Eagan, Minnesota offices as the Company’s principal executive offices. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 23, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATRONICS CORPORATION

Date: March 23, 2020	By:	/s/ Brian Baker
Name: Brian Baker
Title: Chief Executive Officer